ASG GLOBAL ALTERNATIVES FUND

Supplement dated June 22, 2009, to the ASG Global Alternatives Fund Statement of Additional Information, dated May 1, 2009, as may be revised or supplemented from time to time.

Effective immediately, the fifth item on the list in the second paragraph within the section “Portfolio Holdings Information” is hereby replaced with the following:

(5)

Disclosure to Natixis Global Asset Management, L.P. (“NGAM”), in its capacity as the seed capital investor for the Fund, in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that NGAM agrees to maintain its seed capital in the Fund for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. NGAM and its parent utilize a third-party service provider, Aptimum Formation Développement (“Aptimum”), to assist with their analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Supplement dated June 22, 2009, to the Natixis Funds Statement of Additional Information – Part II, dated May 1, 2009, as may be revised or supplemented from time to time.

Effective immediately, the sixth item on the list in the second paragraph within the section “Portfolio Holdings Information” is hereby replaced with the following:

(6)

Disclosure to Natixis Global Asset Management, L.P. (“NGAM”), in its capacity as the seed capital investor for Funds, in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that NGAM agrees to maintain its seed capital in the Fund for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. NGAM and its parent utilize a third-party service provider, Aptimum Formation Développement (“Aptimum”), to assist with its analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and